UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2016
Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd
Suite 500
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (832) 413-4770

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Summit Midstream Partners, LP ("SMLP" or the “Partnership”) is filing this Current Report on Form 8-K to update certain items in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2015 (the "2015 Annual Report"). On March 3, 2016, SMLP closed on its acquisition of substantially all of (i) the issued and outstanding membership interests of Summit Midstream Utica, LLC ("Summit Utica"), Meadowlark Midstream Company, LLC (“Meadowlark Midstream”) and Tioga Midstream, LLC ("Tioga Midstream," and collectively with Summit Utica and Meadowlark Midstream, the "Contributed Entities"), each a limited liability company and indirect wholly owned subsidiary of Summit Midstream Partners Holdings, LLC ("SMP Holdings") and (ii) SMP Holdings’ 40% ownership interest in each of Ohio Gathering Company, L.L.C. ("Ohio Gathering") and Ohio Condensate Company, L.L.C. ("Ohio Condensate" and collectively with Ohio Gathering and the Contributed Entities, the “2016 Drop Down Assets”)(the “2016 Drop Down”). Summit Investments, as the ultimate owner of SMLP's general partner, controls SMLP and has the right to appoint the entire board of directors of its general partner. As such, the 2016 Drop Down was deemed a transaction among entities under common control and a change in reporting entity. Transfers of net assets or exchanges of membership interests between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior periods are retrospectively adjusted to furnish comparative information similar to a pooling of interests.
In addition, this Current Report on Form 8-K reflects the Partnership's retrospective adoption of Accounting Standards Update ("ASU") No. 2015-03 Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"). In accordance with the requirements of the Securities and Exchange Commission (the "SEC"), we are required to revise previously issued financial statements using the recognition guidance under ASU 2015-03 for each of the years presented in the 2015 Annual Report, if those financial statements are incorporated by reference in certain subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the adoption of ASU 2015-03. As a result, these financial statements reflect the retrospective reclassification of $9.2 million of deferred loan costs from other noncurrent assets to long-term debt at December 31, 2015 and $10.8 million at December 31, 2014. This ASU had no impact on interest expense, net income or loss, earnings or loss per unit or partners' capital. The revision of the previously issued 2015 Annual Report is being made in accordance with applicable accounting rules and should not be read as a restatement of the 2015 Annual Report.
The following items of the 2015 Annual Report are being retrospectively adjusted to reflect the 2016 Drop Down and the Partnership's interest in the financial results of the 2016 Drop Down Assets for all periods during which common control existed as well as the adoption of ASU 2015-03:

•	Item 1. Business;

•	Item 2. Properties;

•	Item 6. Selected Financial Data;

•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;

•	Item 8. Financial Statements and Supplementary Data;

•	Exhibit 12.1 Ratio of Earnings to Fixed Charges; and

•	Exhibit 21.1 List of Subsidiaries.
These items replace the same items filed in the Partnership’s 2015 Annual Report as filed with the SEC on February 29, 2016.
The information in this Current Report on Form 8-K should be read in conjunction with the other information included (but not replaced as described above) in the 2015 Annual Report. More current information is contained in the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016 and the Partnership's other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit number		Description
12.1		Ratio of Earnings to Fixed Charges
21.1		List of Subsidiaries
23.1		Consent of Deloitte & Touche LLP
99.1		Updated 2015 Annual Report on Form 10-K - Item 1. Business.
99.2		Updated 2015 Annual Report on Form 10-K - Item 2. Properties.
99.3		Updated 2015 Annual Report on Form 10-K - Item 6. Selected Financial Data.
99.4		Updated 2015 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.5		Updated 2015 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data.
101.INS	*	XBRL Instance Document (1)
101.SCH	*	XBRL Taxonomy Extension Schema
101.CAL	*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	*	XBRL Taxonomy Extension Definition Linkbase
101.LAB	*	XBRL Taxonomy Extension Label Linkbase
101.PRE	*	XBRL Taxonomy Extension Presentation Linkbase
* Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections. The financial information contained in the XBRL (eXtensible Business Reporting Language)-related documents is unaudited and unreviewed.
(1) Includes the following materials for the year ended December 31, 2015, formatted in XBRL: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Partners' Capital and Membership Interests, (iv) Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

June 6, 2016	/s/ Matthew S. Harrison
Matthew S. Harrison, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit number	Description
12.1	Ratio of Earnings to Fixed Charges
21.1	List of Subsidiaries
23.1	Consent of Deloitte & Touche LLP
99.1	Updated 2015 Annual Report on Form 10-K - Item 1. Business.
99.2	Updated 2015 Annual Report on Form 10-K - Item 2. Properties.
99.3	Updated 2015 Annual Report on Form 10-K - Item 6. Selected Financial Data.
99.4	Updated 2015 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.5	Updated 2015 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

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